SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2001

COMMISSION FILE NUMBER: 027455

AIRGATE PCS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	58-2422929

(State or other jurisdiction of incorporated or organization)	(IRS Employer Identification Number)

HARRIS TOWER, 233 PEACHTREE STREET N.E., SUITE 1700
ATLANTA, GEORGIA 30303
(Address of Principal Executive Offices)

404-525-7272
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Description

99	Slide presentation dated August 13, 2001.

ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2001 AirGate PCS, Inc. made a presentation to investors. AirGate PCS hereby incorporates by reference herein the information set forth in its slide presentation dated August 13, 2001, a copy of which is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC. (Registrant)

Date:	August 13, 2001	By: /s/ Alan B. Catherall

Name: Alan B. Catherall Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99	Investor presentation used periodically	3